Exhibit 21.1
Euronet Worldwide, Inc. Subsidiaries

As of December 31, 2019, Euronet's wholly owned subsidiaries were:

•	epay Australia Holdings Pty Ltd, incorporated in Australia

•	epay Australia Pty Ltd, incorporated in Australia

•	HiFX Australia Pty Ltd, incorporated in Australia

•	Pure Commerce Japan Pty Ltd, incorporated in Australia

•	Pure Commerce Pty Limited, incorporated in Australia

•	RIA Financial Services Australia Pty. Ltd., incorporated in Australia

•	RIA Financial Services Austria GmbH, incorporated in Austria

•	Euronet Middle East W.L.L., incorporated in Bahrain

•	Innova Taxfree Belgium SPRL, incorporated in Belgium

•	RIA Envia Financial Services Belgium SPRL, incorporated in Belgium

•	YourCash Belgium N.V., incorporated in Belgium

•	Telecom Net S.A. Logistica Digital, incorporated in Brazil

•	Euronet Services EOOD, incorporated in Bulgaria

•	Gescoro Inc., incorporated in Canada

•	HiFX Canada Inc., incorporated in Canada

•	RIA Telecommunications of Canada Inc., incorporated in Canada

•	XE Corporation, incorporated in Canada

•	Ria Chile Servicios Financieros SpA, incorporated in Chile

•	epay (Shanghai) Technology Development Co., Ltd. d.b.a. epay China, incorporated in China

•	EFT-Usluge d.o.o., incorporated in Croatia

•	Euronet Services, Spol. s r.o., incorporated in the Czech Republic

•	RIA Financial Services, Denmark ApS, incorporated in Denmark

•	RIA de la Hispaniola, C.porA, incorporated in Dominican Republic

•	Euronet Middle East, Africa & Pakistan LLC, incorporated in Egypt

•	RIA de Centroamerica, S.A. de C.V., incorporated in El Salvador

•	epay Digital SAS, incorporated in France

•	Euronet Services SAS, incorporated in France

•	Innova Tax Free France S.A.S.U., incorporated in France

•	RIA France SAS, incorporated in France

•	cadooz GmbH, incorporated in Germany

•	cadooz rewards GmbH, incorporated in Germany

•	Delta Euronet GmbH, incorporated in Germany

•	Innova Taxfree Germany GmbH, incorporated in Germany

•	RIA Deutschland GmbH, incorporated in Germany

•	RIA Envia Financial Services GmbH, incorporated in Germany

•	transact Elektronische Zahlungssysteme GmbH, incorporated in Germany

•	Euronet Card Services S.A., incorporated in Greece

•	Euronet Asia Holdings Limited, incorporated in Hong Kong

•	Euronet Banktechnikai Szolgaltato Kft., incorporated in Hungary

•	Euronet Services Kft., incorporated in Hungary

•	Euronet Services India Pvt. Ltd., incorporated in India

•	RIA Money Transfer Services Pvt. Ltd., incorporated in India

•	PT Euronet Technologies Indonesia, incorporated in Indonesia

•	Easycash (Ireland) Limited, incorporated in Ireland

•	Euronet 360 Payments Limited, incorporated in Ireland

•	Innova Taxfree Ireland Limited, incorporated in Ireland

•	RIA Financial Services Ireland Limited, incorporated in Ireland

•	YourCash Ireland Limited, incorporated in Ireland

•	Pure-Commerce Ltd, incorporated in Isle of Man

•	Euronet Pay & Transaction Services S.R.L., incorporated in Italy

•	Innova Taxfree Italy S.R.L., incorporated in Italy

•	RIA Italia S.R.L., incorporated in Italy

•	Pure Commerce Korea YH, incorporated in Korea

•	Euronet Services Malaysia Sdn. Bhd., incorporated in Malaysia

•	IME (M) Sdn Bhd, incorporated in Malaysia

•	Euronet epay Mexico, S. de R. L. de C.V., incorporated in Mexico

•	Ria Money Transfer, S.A. de C.V., incorporated in Mexico

•	Ria Transfers de Mexico, S. de R.L. de C.V., incorporated in Mexico

•	EFT Services Holding B.V., incorporated in the Netherlands

•	epay Netherlands B.V., incorporated in the Netherlands

•	Hanco Automated Teller Machines Holdings B.V., incorporated in the Netherlands

•	Hanco Automated Teller Machines Netherlands B.V., incorporated in the Netherlands

•	Innova Taxfree Netherlands B.V., incorporated in the Netherlands

•	XE Europe B.V., incorporated in the Netherlands

•	RIA Financial Services Netherlands B.V., incorporated in the Netherlands

•	RIA Netherlands Holding B.V., incorporated in the Netherlands

•	epay New Zealand Limited, incorporated in New Zealand

•	HiFX Limited, incorporated in New Zealand

•	RIA Financial Services New Zealand Limited, incorporated in New Zealand

•	RIA Financial Services Norway AS, incorporated in Norway

•	Euronet Technology Services, Inc., incorporated in the Philippines

•	CT202 Spó³ka z o.o., incorporated in Poland

•	Euronet Polska Spolka z o.o., incorporated in Poland

•	MT101 Spó³ka z o.o., incorporated in Poland

•	IME (Portugal), LDA, incorporated in Portugal

•	Innova Tax Free Portugal Unipessoal Lda, incorporated in Portugal

•	RIA Financial Services Puerto Rico, Inc., incorporated in Puerto Rico

•	Euronet Services S.R.L., incorporated in Romania

•	Euronet Services O.O.O., incorporated in Russia

•	Euronet Services d.o.o., incorporated in Serbia

•	Pure Commerce (S) Pte. Ltd., incorporated in Singapore

•	Pure Commerce Shared Service Pte. Ltd., incorporated in Singapore

•	Pure Processing Pte. Ltd., incorporated in Singapore

•	RIA Financial Services Singapore Pte. Ltd., incorporated in Singapore

•	Euronet Services Slovakia, spol. s r.o., incorporated in Slovakia

•	Euronet Business Holdings, S.L.U., incorporated in Spain

•	Euronet Telerecarga, S.L.U., incorporated in Spain

•	Innova Taxfree Group, S.L., incorporated in Spain

•	Innova Taxfree Spain, S.L., incorporated in Spain

•	RIA Payment Institution EP, S.A.U., incorporated in Spain

•	RIA Spain Holdings S.L.U., incorporated in Spain

•	RIA Financial Services Sweden AB, incorporated in Sweden

•	Euronet Services Schweiz GmbH, incorporated in Switzerland

•	RIA Financial Services GmbH, incorporated in Switzerland

•	Euronet Elektronik Islem Hizmetleri Limited Sirketi, incorporated in Turkey

•	Ria Turkey Ödeme Kuruluşu Anonim Sirketi, incorporated in Turkey

•	"Euronet Ukraine" Limited Liability Company, incorporated in Ukraine

•	epay Digital Middle East FZ-LLC, incorporated in United Arab Emirates

•	Universal Solution Providers FZ-LLC, incorporated in United Arab Emirates

•	e-pay Holdings Ltd, incorporated in United Kingdom

•	epay Ltd, incorporated in United Kingdom

•	Euronet (London) UK Holdings Limited, incorporated in United Kingdom

•	Euronet 360 Finance Limited, incorporated in United Kingdom

•	Euronet Payment Services Ltd, incorporated in United Kingdom

•	HiFM Holdings Limited, incorporated in United Kingdom

•	HiFM Limited, incorporated in United Kingdom

•	HiFX Europe Limited, incorporated in United Kingdom

•	IME UK Limited, incorporated in United Kingdom

•	Innova Tax Free (UK) Limited, incorporated in United Kingdom

•	RIA Financial Services Limited, incorporated in United Kingdom

•	YourCash Europe Limited, incorporated in United Kingdom

•	YourCash Solutions Limited, incorporated in United Kingdom

•	YourCash Holdings Limited, incorporated in United Kingdom

•	YourCash ATM Systems Limited, incorporated in United Kingdom

•	YourCash Limited, incorporated in United Kingdom

•	Continental Exchange Solutions, Inc., incorporated in Kansas, U.S.A.

•	Continental Payment Solutions, Inc., incorporated in California, U.S.A.

•	EFT Americas, Inc., incorporated in Delaware, U.S.A.

•	Euronet Pakistan Holdings Inc., incorporated in Delaware, U.S.A.

•	Euronet USA, LLC, incorporated in Arkansas, U.S.A.

•	PaySpot, LLC, incorporated in Kansas, U.S.A.

•	RIA Envia, LLC, incorporated in Kansas, U.S.A.

•	RIA Telecommunications of New York, Inc., incorporated in New York, U.S.A.

•	Telecomnet LLC, incorporated in Delaware, U.S.A.

As of December 31, 2019, Euronet also had shareholdings in the following companies that are not wholly owned:

•	Cashlink Bangladesh Ltd., incorporated in Bangladesh, of which 10% is owned by EFT Services Holding B.V.

•	Electronic Transactions Network Ltd., incorporated in Bangladesh, of which 100% is owned by Cashlink Bangladesh Ltd.

•	Euronet ETT (China) Co. Ltd., incorporated in China, of which 49% is owned by Euronet Asia Holdings Limited

•	Jiayintong (Beijing) Technology Development Co. Ltd. d.b.a. Euronet China, incorporated in China, of which 75% is owned by Euronet Asia Holdings Limited

•	Euronet Infinitium Solutions Pvt. Ltd., incorporated in India, of which 65.09% is owned by Euronet Services India Pvt. Ltd.

•	Euronet Pakistan (Pvt.) Limited, incorporated in Pakistan, incorporated in Pakistan, of which 70% is owned by Euronet Pakistan Holdings, Inc.

•	Euronet Movilcarga S.L., incorporated in Spain, of which 95.05% is owned by Euronet Telerecarga S.L.U.